A NO LOAD FUND
                         SHARES OF BENEFICIAL INTEREST
                               SUMMARY PROSPECTUS
                                AUGUST 29, 2011

                        NORTHEAST INVESTORS GROWTH FUND
Corporate Headquarters                                  Shareholder Services
100 High Street, Suite 1000                             P.O. Box 2168
Boston, Massachusetts 02110                             Denver, Colorado 80201
www.northeastinvest.com                                 1-855-755-NEIG (6344)


                         SHARES OF BENEFICIAL INTEREST
                               SUMMARY PROSPECTUS
                                 August 29, 2011
                             Trading Symbol-- NTHFX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Statement of Additional Information and the most recent reports to shareholders, online at www.northeastinvest.com. You can also get this information at no cost by calling 1-855-755-NEIG (6344) or by sending an email to NEIG@alpsinc. com. The Fund's statutory prospectus, Statement of Additional Information and most recent reports to shareholders are all incorporated into and made part of this Summary Prospectus by reference.

Investment Objective

Northeast Investors Growth Fund (the 'Fund') is a no-load fund whose primary objective is to produce long-term capital appreciation for its shareholders.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases                        None
Maximum Deferred Sales Charge (Load)                                    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None
Redemption Fee                                                          None
Wire Transfer Fee                                                       $10

Annual Fund Operating Expenses (Expenses Deducted From
Fund Assets)
Management Fee                                                          0.61%
Distribution (12b-1 Fees)                                               None
Other Expenses                                                          0.78%
Including:
        Interest Expense                                                0.01%
        Operating Expense                                               0.77%
Total Annual Fund Operating Expenses                                    1.39%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                1 year 3 years 5 years 10 years
                $142   $440    $761    $1,669

Portfolio Turnover
The Fund pays transaction costs,
such as commissions, when it buys or sells securities ("turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund maintains a flexible investment policy which primarily targets common stocks of large domestic companies. The Fund emphasizes well-known companies which it believes to have strong management, solid financial fundamentals and which are established leaders in their industries. The Fund generally invests in companies with market capitalizations in excess of $10 billion.

Principal Risks
Stock Market Risk: The
value of your investment has the potential to depreciate due to stock market volatility. This may be in response to changes in investor psychology or to developments in economic, political, regulatory, issuer or market conditions, here or abroad. Different market sectors and different types of equity securities can react differently to these changing conditions.

Portfolio Risks:
Changing economic and market conditions as well as declining fundamentals, such as revenues or earnings per share, associated with individual companies or industries that the Fund is invested in, can affect the value of your investment. The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are being affected.

Manager Risk: There is the chance that poor security selection may result in losses or poor performance even in a rising market as compared to other funds with similar investment philosophies.

Performance Information The
following performance related information provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Fund
in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes-- does not guarantee future results.

The Fund may experience short-term swings of performance as suggested by the best and worst calendar quarter returns.

Average Annual Total Return for the Periods Ended December 31, 2010:
                                                         1 Year 5 Years 10 Years
Northeast Investors Growth Fund
Return before taxes                                      16.38% 1.76%   0.82%
Return after taxes on distributions                      16.31% 1.35%   0.40%
Return after taxes on distributions and sale of
Fund shares                                              10.64% 1.50%   0.60%
Standard & Poor's 500 Index1                             15.07% 2.28%   1.41%
1The unmanaged Standard & Poor's 500 Index is shown for comparative purposes only and reflects no adjustments for fees, expenses or taxes.
Annual Total Returns:
The following bar chart shows the change in value of the Fund's shares over the past 10 years. It illustrates how the returns can differ one year to the next.
Calendar Years
  2001  2002    2003    2004    2005    2006    2007    2008    2009    2010
-17.15% -22.67% 28.39%  8.56%   11.38%  9.24%   13.90%  -41.61% 29.05%  16.38%

Table Omitted

Best quarter: 2nd quarter 2003, up 14.17%
Worst Quarter: 4th quarter 2008, down 22.79%

Fund Management Northeast
Management & Research Company, Inc. ("NMR") is the Fund's investment manager. As investment manager, NMR is responsible for choosing the Fund's investments. William A. Oates, Jr. is President of NMR and is also the President and portfolio manager of the Fund. He has served in these capacities since the Fund's inception in 1980. Mr. Oates has day-to-day responsibility for managing the Fund's portfolio and works with John F. Francini, Jr. and Nancy M. Mulligan
- directors of NMR and officers of the Fund-- in developing and executing the Fund's investment program.

Purchasing and Redeeming Shares By Telephone/Fax: You may purchase or redeem shares by telephone at 1-855-755-NEIG (6344) or by Fax at 1-866-205-1499.

On-Line: You may purchase or redeem shares on-line at www.northeastinvest.com.

By Mail: For purchases, mail your check and a completed account application to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement or you may use the Transaction Request form. For redemptions, mail your Transaction Request form to Northeast. Otherwise, send a signed letter and include your account name, account number, redemption amount (shares or dollars) and form of proceeds (check, wire or ACH bank transfer).

Mail to: By regular mail                        By overnight mail
Northeast Investors Growth Fund                 Northeast Investors Growth Fund
P.O. Box 2168                                   ALPS Fund Services, Inc.
Denver, CO 80201                                Attn: Transfer Agency
                                                1290 Broadway, Suite 1100
                                                Denver, CO 80203

Shares may be purchased or redeemed by check, wire or by ACH bank transfer. On-line purchases must be made by shareholders through ACH bank transfer; on-line redemptions proceeds will be remitted to shareholders by check or through ACH bank transfer. You generally buy and redeem shares at the Fund's next-determined net asset value (NAV) after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading. The minimum initial purchase is $1,000 ($500 for IRAs). There is no minimum for subsequent investments; however, there is a $10 minimum for scheduled purchases and scheduled redemptions.

Tax Information: The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a taxdeferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers or Other Financial
Intermediaries: The Fund does not pay broker-dealers or financial intermediaries for the sale of Fund shares.